Lincoln Financial Group®

You're In Charge®

Statistical Supplement

First Quarter 2020

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Piper Sandler & Co.	John Barnidge				312-281-3412
RBC Capital Markets	Mark Dwelle				804-782-4008
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of May 6, 2020
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Lincoln Life Assurance Company of Boston		A+			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Corporate Treasurer
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a net loss is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life (“IUL”), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Due to reporting a net loss for the three months ended September 30, 2019, basic shares were used in the diluted earnings per share calculation for that period as the use of diluted shares would have resulted in a lower loss per share.

Statistical Supplement is Dated
The financial data in this document is dated May 6, 2020, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Revenues
Insurance premiums	$1,446	$1,398	$1,325	$1,344	$1,373	-5.0%
Fee income	1,475	1,517	1,934	1,572	1,539	4.3%
Net investment income	1,251	1,355	1,235	1,381	1,375	9.9%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(8)	(4)	(2)	(1)	-	100.0%
Realized gain (loss), excluding OTTI	(354)	(113)	(9)	(118)	(24)	93.2%
Total realized gain (loss)	(362)	(117)	(11)	(119)	(24)	93.4%
Amortization of deferred gains on business
sold through reinsurance	8	8	8	7	11	37.5%
Other revenues	147	149	147	159	151	2.7%
Total revenues	3,965	4,310	4,638	4,344	4,425	11.6%

Expenses
Interest credited	678	680	705	717	725	6.9%
Benefits	1,757	1,852	2,502	1,768	2,501	42.3%
Commissions and other expenses	1,176	1,272	1,552	1,288	1,085	-7.7%
Interest and debt expense	71	70	113	72	68	-4.2%
Strategic digitization expense	15	15	16	18	12	-20.0%
Total expenses	3,697	3,889	4,888	3,863	4,391	18.8%
Income (loss) before taxes	268	421	(250)	481	34	-87.3%
Federal income tax expense (benefit)	16	58	(89)	50	(18)	NM
Net income (loss)	252	363	(161)	431	52	-79.4%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	(3)	(1)	(23)	NM
Net income (loss) available to common
stockholders – diluted	$252	$363	$(164)	$430	$29	-88.5%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.22	$1.79	$(0.83)	$2.15	$0.15	-87.7%

ROE, including AOCI
Net income (loss)	6.6%	8.3%	-3.4%	8.7%	1.1%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowances for credit losses ("ACL"):
Corporate bonds	$83,208	$84,790	$87,910	$88,716	$85,797	3.1%
U.S. government bonds	423	430	438	435	482	13.9%
State and municipal bonds	5,569	5,669	5,800	5,884	5,906	6.1%
Foreign government bonds	453	440	444	393	389	-14.1%
Residential mortgage-backed securities	3,414	3,292	3,287	3,241	3,271	-4.2%
Commercial mortgage-backed securities	885	965	1,033	1,083	1,119	26.4%
Asset-backed securities	3,484	3,542	4,172	4,889	5,086	46.0%
Hybrid and redeemable preferred securities	614	605	575	559	556	-9.4%
Total fixed maturity AFS securities, net of ACL	98,050	99,733	103,659	105,200	102,606	4.6%
Trading securities	3,314	4,522	4,691	4,673	4,019	21.3%
Equity securities	153	196	158	103	83	-45.8%
Mortgage loans on real estate, net of ACL	13,997	15,090	15,947	16,339	16,791	20.0%
Policy loans	2,498	2,484	2,475	2,477	2,571	2.9%
Derivative investments	981	1,510	2,201	1,911	4,417	NM
Other investments	2,752	2,845	3,389	2,994	4,765	73.1%
Total investments	121,745	126,380	132,520	133,697	135,252	11.1%
Cash and invested cash	1,593	3,314	2,939	2,563	6,202	289.3%
DAC and VOBA	9,441	8,588	7,492	7,694	9,212	-2.4%
Premiums and fees receivable	607	553	440	465	562	-7.4%
Accrued investment income	1,184	1,146	1,182	1,148	1,185	0.1%
Reinsurance recoverables, net of ACL	17,660	17,481	17,353	17,144	16,923	-4.2%
Reinsurance related embedded derivatives	-	-	-	-	137	NM
Funds withheld reinsurance assets	549	548	543	536	535	-2.6%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	16,373	16,196	15,939	16,170	16,246	-0.8%
Separate account assets	143,369	146,275	145,092	153,566	130,617	-8.9%
Total assets	$314,299	$322,259	$325,278	$334,761	$318,649	1.4%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$34,009	$34,890	$36,108	$36,420	$37,100	9.1%
Other contract holder funds	93,959	94,947	95,283	98,018	99,508	5.9%
Short-term debt	300	300	300	300	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	866	0.0%
Financial	4,706	4,755	5,204	5,201	5,882	25.0%
Reinsurance related embedded derivatives	177	310	339	327	-	-100.0%
Funds withheld reinsurance liabilities	1,762	1,796	1,817	1,810	1,843	4.6%
Payables for collateral on investments	5,362	5,632	5,528	5,082	8,434	57.3%
Other liabilities	13,372	14,033	14,742	13,482	17,824	33.3%
Separate account liabilities	143,369	146,275	145,092	153,566	130,617	-8.9%
Total liabilities	297,882	303,804	305,279	315,072	302,074	1.4%

Stockholders’ Equity
Common stock	5,285	5,241	5,192	5,162	5,071	-4.0%
Retained earnings	8,679	8,878	8,559	8,854	8,500	-2.1%
AOCI:
Unrealized investment gains (losses)	2,773	4,658	6,572	6,017	3,348	20.7%
Foreign currency translation adjustment	(20)	(24)	(29)	(17)	(27)	-35.0%
Funded status of employee benefit plans	(300)	(298)	(295)	(327)	(317)	-5.7%
Total AOCI	2,453	4,336	6,248	5,673	3,004	22.5%
Total stockholders’ equity	16,417	18,455	19,999	19,689	16,575	1.0%
Total liabilities and stockholders’ equity	$314,299	$322,259	$325,278	$334,761	$318,649	1.4%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Income (Loss)
Net income (loss)	$252	$363	$(161)	$431	$52	-79.4%
Pre-tax adjusted income (loss) from operations	507	566	(104)	566	558	10.1%
After-tax adjusted income (loss) from operations (1)	441	478	(46)	482	465	5.4%
Adjusted operating tax rate	13.0%	15.5%	55.8%	14.8%	16.5%

Average Stockholders’ Equity
Average equity, including AOCI	$15,384	$17,436	$19,227	$19,844	$18,132	17.9%
Average AOCI	1,430	3,394	5,292	5,961	4,338	203.4%
Average equity, excluding AOCI	$13,954	$14,042	$13,935	$13,883	$13,794	-1.1%

ROE, Excluding AOCI
Net income (loss)	7.2%	10.4%	-4.6%	12.4%	1.5%
Adjusted income (loss) from operations	12.6%	13.6%	-1.3%	13.9%	13.5%

Per Share
Net income (loss) (diluted)	$1.22	$1.79	$(0.83)	$2.15	$0.15	-87.7%
Adjusted income (loss) from operations (diluted)	2.14	2.36	(0.25)	2.41	2.24	4.7%
Dividends declared during the period	0.37	0.37	0.37	0.40	0.40	8.1%

Book value, including AOCI	$80.88	$91.92	$100.84	$100.11	$85.79	6.1%
Per share impact of AOCI	12.09	21.60	31.51	28.84	15.55	28.6%
Book value, excluding AOCI	$68.79	$70.32	$69.33	$71.27	$70.24	2.1%

Shares
Repurchased during the period	3.9	2.3	2.5	1.7	3.8	-2.6%
End-of-period – basic	203.0	200.8	198.3	196.7	193.2	-4.8%
End-of-period – diluted	204.2	202.2	200.7	199.2	195.0	-4.5%
Average for the period – diluted	206.0	202.9	201.6	200.0	197.3	-4.2%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Cash Returned to Common Stockholders
Shares repurchased	$240	$150	$150	$100	$225	-6.3%
Common dividends	76	75	74	73	79	3.9%
Total cash returned to common stockholders	$316	$225	$224	$173	$304	-3.8%

Leverage Ratio
Short-term debt	$300	$300	$300	$300	$-	-100.0%
Long-term debt	5,572	5,621	6,070	6,067	6,748	21.1%
Total debt (1)	5,872	5,921	6,370	6,367	6,748	14.9%
Less:
Operating debt (2)	866	866	866	866	866	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	222	270	331	278	459	106.8%
Total numerator	$4,482	$4,483	$4,871	$4,921	$5,121	14.3%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,644	$13,797	$13,427	$13,672	$13,227	-3.1%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	4,482	4,483	4,871	4,921	5,121	14.3%
Total denominator	$18,428	$18,582	$18,600	$18,895	$18,650	1.2%

Leverage ratio	24.3%	24.1%	26.2%	26.0%	27.5%

Holding Company Available Liquidity	$481	$474	$765	$702	$760	58.0%

(1) Excludes obligations under finance leases and certain financing arrangements of $388 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change	3/31/19	3/31/20	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$287	$309	$185	$312	$302	5.2%	$287	$302	5.2%
Retirement Plan Services	43	49	49	54	45	4.7%	43	45	4.7%
Life Insurance	195	207	(318)	222	209	7.2%	195	209	7.2%
Group Protection	70	86	78	68	50	-28.6%	70	50	-28.6%
Other Operations	(88)	(85)	(98)	(90)	(48)	45.5%	(88)	(48)	45.5%
Adjusted income (loss) from operations, before
income taxes	$507	$566	$(104)	$566	$558	10.1%	$507	$558	10.1%

Income (Loss) from Operations, After-Tax
Annuities	$250	$266	$169	$269	$261	4.4%	$250	$261	4.4%
Retirement Plan Services	39	42	44	47	40	2.6%	39	40	2.6%
Life Insurance	157	168	(245)	179	171	8.9%	157	171	8.9%
Group Protection	55	68	61	54	40	-27.3%	55	40	-27.3%
Other Operations	(60)	(66)	(75)	(67)	(47)	21.7%	(60)	(46)	23.3%
Adjusted income (loss) from operations	$441	$478	$(46)	$482	$465	5.4%	$441	$465	5.4%

	For the Three Months Ended						For the Trailing Twelve Months
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change	3/31/19	3/31/20	Change
Sources of Earnings, Pre-Tax
Investment spread	$151	$164	$(126)	$173	$151	0.0%	$654	$362	-44.6%
Mortality/morbidity	179	196	(119)	189	165	-7.8%	717	432	-39.7%
Fees on AUM	243	269	262	275	290	19.3%	1,036	1,094	5.6%
VA riders	22	22	(23)	19	-	-100.0%	131	17	-87.0%
Total sources of earnings, before income taxes	595	651	(6)	656	606	1.8%	2,538	1,905	-24.9%
Other Operations	(88)	(85)	(98)	(90)	(48)	45.5%	(330)	(321)	2.7%
Adjusted income (loss) from operations, before
income taxes	$507	$566	$(104)	$566	$558	10.1%	$2,208	$1,584	-28.3%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	25.5%	25.2%	1829.1%	26.4%	25.0%		25.8%	19.0%
Mortality/morbidity	30.1%	30.2%	1720.6%	28.8%	27.3%		28.2%	22.7%
Fees on AUM	40.7%	41.1%	-3785.1%	42.0%	47.8%		40.8%	57.4%
VA riders	3.7%	3.5%	335.4%	2.8%	-0.1%		5.2%	0.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Annuities
Operating revenues	$1,174	$1,156	$1,117	$1,153	$1,129	-3.8%
Deposits	3,508	3,654	3,461	3,902	3,697	5.4%
Net flows	492	377	253	729	528	7.3%
Average account values	127,185	131,675	133,922	137,817	137,922	8.4%

Retirement Plan Services
Operating revenues	$293	$299	$298	$310	$297	1.4%
Deposits	2,496	2,073	2,234	2,663	2,779	11.3%
Net flows	(381)	307	272	422	671	276.1%
Average account values	69,977	72,612	74,201	76,478	75,845	8.4%

Life Insurance
Operating revenues	$1,700	$1,802	$2,098	$1,838	$1,821	7.1%
Deposits	1,537	1,683	1,685	2,413	1,450	-5.7%
Net flows	1,020	1,217	1,227	1,957	963	-5.6%
Average account values	50,355	51,495	52,050	53,243	52,866	5.0%
Average in-force face amount	753,441	772,231	790,667	814,865	836,488	11.0%

Group Protection
Operating revenues	$1,138	$1,155	$1,137	$1,158	$1,224	7.6%
Insurance premiums	1,023	1,032	1,024	1,035	1,094	6.9%

Consolidated
Adjusted operating revenues (1)	$4,362	$4,470	$4,700	$4,513	$4,509	3.4%
Deposits	7,541	7,410	7,380	8,978	7,926	5.1%
Net flows	1,131	1,901	1,752	3,108	2,162	91.2%
Average account values	247,517	255,782	260,173	267,538	266,633	7.7%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Sales
Annuities:
With guaranteed living benefits	$1,060	$1,241	$1,243	$1,428	$1,185	11.8%
Without guaranteed living benefits	864	1,115	1,191	1,298	1,454	68.3%
Variable	1,924	2,356	2,434	2,726	2,639	37.2%
Fixed	1,584	1,298	1,027	1,176	1,058	-33.2%
Total Annuities	$3,508	$3,654	$3,461	$3,902	$3,697	5.4%

Retirement Plan Services:
First-year sales	$829	$610	$723	$1,227	$867	4.6%
Recurring deposits	1,667	1,463	1,511	1,436	1,912	14.7%
Total Retirement Plan Services	$2,496	$2,073	$2,234	$2,663	$2,779	11.3%

Life Insurance:
UL	$11	$15	$11	$20	$9	-18.2%
MoneyGuard®	51	56	67	124	34	-33.3%
IUL	16	25	37	76	21	31.3%
VUL	52	53	54	107	44	-15.4%
Term	30	37	37	39	35	16.7%
Total individual life insurance	160	186	206	366	143	-10.6%
Executive Benefits	31	24	28	81	26	-16.1%
Total Life Insurance	$191	$210	$234	$447	$169	-11.5%

Group Protection:
Life	$64	$42	$131	$108	$50	-21.9%
Disability	42	40	96	140	42	0.0%
Dental	13	13	15	49	10	-23.1%
Total Group Protection	$119	$95	$242	$297	$102	-14.3%
Percent employee-paid	52.6%	45.8%	41.5%	37.6%	59.9%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Operating Revenues
Annuities	$1,174	$1,156	$1,117	$1,153	$1,129	-3.8%
Retirement Plan Services	293	299	298	310	297	1.4%
Life Insurance	1,700	1,802	2,098	1,838	1,821	7.1%
Group Protection	1,138	1,155	1,137	1,158	1,224	7.6%
Other Operations	57	58	50	54	38	-33.3%
Total segment operating revenues	$4,362	$4,470	$4,700	$4,513	$4,509	3.4%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	117	$126	$118	$132	$120	2.6%
Retirement Plan Services	75	76	73	78	72	-4.0%
Life Insurance	121	131	123	145	121	0.0%
Group Protection	156	167	162	174	154	-1.3%
Other Operations	40	37	25	43	(4)	NM
Total	$509	$537	$501	$572	$463	-9.0%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.0%	10.9%	10.6%	11.4%	10.7%
Retirement Plan Services	25.5%	25.4%	24.6%	25.3%	24.4%
Life Insurance	7.1%	7.3%	5.9%	7.9%	6.7%
Group Protection	13.7%	14.4%	14.1%	15.0%	12.5%
Other Operations	69.9%	64.3%	49.6%	81.8%	-10.0%
Total	11.7%	12.0%	10.7%	12.7%	10.3%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Operating Commissions and Other Expenses Incurred
General and administrative expenses	$563	$593	$569	$663	$520	-7.6%
Commissions	649	689	707	867	706	8.8%
Taxes, licenses and fees	100	74	86	87	90	-10.0%
Interest and debt expense	71	70	71	72	68	-4.2%
Expenses associated with reserve financing
and unrelated letters of credit	22	22	22	23	23	4.5%
Total operating commissions and other expenses incurred	1,405	1,448	1,455	1,712	1,407	0.1%

Less Amounts Capitalized
General and administrative expenses	(54)	(56)	(68)	(91)	(57)	-5.6%
Commissions	(326)	(348)	(374)	(523)	(362)	-11.0%
Taxes, licenses and fees	(15)	(15)	(14)	(26)	(13)	13.3%
Total amounts capitalized	(395)	(419)	(456)	(640)	(432)	-9.4%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,010	1,029	999	1,072	975	-3.5%

Amortization
Amortization of DAC, VOBA and other intangibles	209	280	601	261	247	18.2%
Total operating commissions and other expenses	$1,219	$1,309	$1,600	$1,333	$1,222	0.2%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Annuities
Earned rate on reserves	3.97%	4.09%	4.04%	3.84%	3.73%	(24)
Variable investment income on reserves (1)	0.05%	0.09%	0.09%	0.20%	0.03%	(2)
Net investment income yield on reserves	4.02%	4.18%	4.13%	4.04%	3.76%	(26)
Interest rate credited to contract holders	2.41%	2.35%	2.46%	2.47%	2.31%	(10)
Interest rate spread	1.61%	1.83%	1.67%	1.57%	1.45%	(16)
Base spreads excluding variable investment income	1.56%	1.74%	1.58%	1.37%	1.42%	(14)

Retirement Plan Services
Earned rate on reserves	4.18%	4.13%	4.13%	4.07%	3.95%	(23)
Variable investment income on reserves (1)	0.05%	0.07%	0.16%	0.24%	0.05%	-
Net investment income yield on reserves	4.23%	4.20%	4.29%	4.31%	4.00%	(23)
Interest rate credited to contract holders	2.92%	2.90%	2.90%	2.89%	2.87%	(5)
Interest rate spread	1.31%	1.30%	1.39%	1.42%	1.13%	(18)
Base spreads excluding variable investment income	1.26%	1.23%	1.23%	1.18%	1.08%	(18)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.85%	4.87%	4.86%	4.84%	4.77%	(8)
Variable investment income on reserves (1)	0.06%	0.46%	-0.38%	0.33%	0.31%	25
Net investment income yield on reserves	4.91%	5.33%	4.48%	5.17%	5.08%	17
Interest rate credited to contract holders	3.69%	3.68%	3.71%	3.71%	3.80%	11
Interest rate spread	1.22%	1.65%	0.77%	1.46%	1.28%	6
Base spreads excluding variable investment income	1.16%	1.19%	1.15%	1.13%	0.97%	(19)

Total (2)
Earned rate (3)	4.33%	4.35%	4.39%	4.33%	4.29%	(4)
Variable investment income (1) (3)	0.06%	0.32%	-0.19%	0.28%	0.19%	13
Net investment income yield (3)	4.39%	4.67%	4.20%	4.61%	4.48%	9

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$208	$137	$79	$78	$53	-74.5%
Fee income	568	586	596	606	593	4.4%
Net investment income	257	286	287	309	326	26.8%
Operating realized gain (loss)	41	46	51	53	54	31.7%
Amortization of deferred gain	8	8	8	7	8	0.0%
Other revenues	92	93	96	100	95	3.3%
Total operating revenues	1,174	1,156	1,117	1,153	1,129	-3.8%
Operating expenses:
Interest credited	162	163	183	190	192	18.5%
Benefits	284	219	273	163	170	-40.1%
Commissions incurred	268	287	295	322	311	16.0%
Other expenses incurred	230	244	240	257	250	8.7%
Amounts capitalized	(147)	(161)	(175)	(198)	(191)	-29.9%
Amortization	90	95	116	107	95	5.6%
Total operating expenses	887	847	932	841	827	-6.8%
Income (loss) from operations before taxes	287	309	185	312	302	5.2%
Federal income tax expense (benefit)	37	43	16	43	41	10.8%
Income (loss) from operations	$250	$266	$169	$269	$261	4.4%

Effective Federal Income Tax Rate	12.8%	13.9%	8.4%	13.9%	13.4%

Average Equity, Excluding Goodwill and AOCI	$4,785	$4,741	$4,846	$4,883	$4,887	2.1%

ROE, Excluding Goodwill and AOCI	20.9%	22.5%	14.0%	22.0%	21.4%

Return on Average Account Values	79	81	51	78	76	(3)

Income (Loss) from Operations
Variable annuity	214	232	198	233	232	8.4%
Fixed annuity	36	34	(29)	36	29	-19.4%

Account Values
Variable annuity account values:
Average	$113,785	$117,254	$118,680	$121,632	$120,972	6.3%
End-of-period	116,514	119,005	118,424	125,492	108,689	-6.7%
Fixed annuity account values:
Average	13,400	14,421	15,242	16,185	16,950	26.5%
End-of-period	13,944	14,839	15,611	16,636	17,208	23.4%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$61	$62	$63	$66	$61	0.0%
Net investment income	226	231	229	239	229	1.3%
Other revenues	6	6	6	5	7	16.7%
Total operating revenues	293	299	298	310	297	1.4%
Operating expenses:
Interest credited	145	145	147	148	150	3.4%
Benefits	-	1	1	1	-	NM
Commissions incurred	19	19	20	20	19	0.0%
Other expenses incurred	85	83	80	86	82	-3.5%
Amounts capitalized	(5)	(5)	(5)	(7)	(6)	-20.0%
Amortization	6	7	6	8	7	16.7%
Total operating expenses	250	250	249	256	252	0.8%
Income (loss) from operations before taxes	43	49	49	54	45	4.7%
Federal income tax expense (benefit)	4	7	5	7	5	25.0%
Income (loss) from operations	$39	$42	$44	$47	$40	2.6%

Effective Federal Income Tax Rate	8.5%	14.3%	9.3%	13.7%	11.3%

Average Equity, Excluding Goodwill and AOCI	$1,402	$1,429	$1,447	$1,440	$1,415	0.9%

ROE, Excluding Goodwill and AOCI	11.2%	11.7%	12.2%	13.0%	11.2%

Pre-tax Net Margin	29.1%	31.7%	32.4%	33.6%	30.4%

Return on Average Account Values	22	23	24	25	21	(1)

Net Flows by Market
Small Market	189	25	117	118	141	-25.4%
Mid - Large Market	(283)	532	436	651	790	NM
Multi-Fund® and Other	(287)	(250)	(281)	(347)	(260)	9.4%

Net Flows – Trailing Twelve Months	$1,702	$1,510	$371	$620	$1,672	-1.8%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$213	$224	$219	$228	$224	5.2%
Fee income	844	868	1,275	898	893	5.8%
Net investment income	643	707	601	706	697	8.4%
Operating realized gain (loss)	(3)	(2)	(1)	(1)	(3)	0.0%
Amortization of deferred gain on
business sold through reinsurance	-	-	-	-	3	NM
Other revenues	3	5	4	7	7	133.3%
Total operating revenues	1,700	1,802	2,098	1,838	1,821	7.1%
Operating expenses:
Interest credited	354	355	360	364	371	4.8%
Benefits	902	913	1,426	942	954	5.8%
Commissions incurred	186	197	212	337	191	2.7%
Other expenses incurred	212	214	215	256	209	-1.4%
Amounts capitalized	(220)	(232)	(246)	(397)	(216)	1.8%
Amortization	71	148	449	114	103	45.1%
Total operating expenses	1,505	1,595	2,416	1,616	1,612	7.1%
Income (loss) from operations before taxes	195	207	(318)	222	209	7.2%
Federal income tax expense (benefit)	38	39	(73)	43	38	0.0%
Income (loss) from operations	$157	$168	$(245)	$179	$171	8.9%

Effective Federal Income Tax Rate	19.6%	19.1%	22.9%	19.2%	18.1%

Average Equity, Excluding Goodwill and AOCI	$8,399	$8,697	$8,601	$8,502	$8,798	4.8%

ROE, Excluding Goodwill and AOCI	7.5%	7.7%	-11.4%	8.4%	7.8%

Average Account Values	$50,355	$51,495	$52,050	$53,243	$52,866	5.0%

In-Force Face Amount
UL and other	$346,292	$347,674	$348,836	$357,726	$356,889	3.1%
Term insurance	416,789	433,706	451,117	472,050	486,311	16.7%
Total in-force face amount	$763,081	$781,380	$799,953	$829,776	$843,200	10.5%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,023	$1,032	$1,024	$1,035	$1,094	6.9%
Net investment income	74	81	72	81	81	9.5%
Other revenues	41	42	41	42	49	19.5%
Total operating revenues	1,138	1,155	1,137	1,158	1,224	7.6%
Operating expenses:
Interest credited	1	1	2	1	2	100.0%
Benefits	753	758	756	768	862	14.5%
Commissions incurred	92	92	88	95	87	-5.4%
Other expenses incurred	203	208	212	232	200	-1.5%
Amounts capitalized	(23)	(20)	(29)	(38)	(19)	17.4%
Amortization	42	30	30	32	42	0.0%
Total operating expenses	1,068	1,069	1,059	1,090	1,174	9.9%
Income (loss) from operations before taxes	70	86	78	68	50	-28.6%
Federal income tax expense (benefit)	15	18	17	14	10	-33.3%
Income (loss) from operations	$55	$68	$61	$54	$40	-27.3%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,165	$2,360	$2,492	$2,554	$2,601	20.1%

ROE, Excluding Goodwill and AOCI	10.1%	11.5%	9.9%	8.4%	6.1%

Loss Ratios by Product Line
Life	71.4%	71.2%	70.5%	65.7%	79.4%
Disability	75.4%	74.9%	76.4%	80.5%	78.3%
Dental	72.2%	75.0%	73.4%	70.7%	74.6%
Total	73.7%	73.6%	74.1%	74.4%	78.5%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$5	$3	$4	$2	0.0%
Net investment income	51	50	46	46	42	-17.6%
Other revenues	4	3	1	4	(6)	NM
Total operating revenues	57	58	50	54	38	-33.3%
Operating expenses:
Interest credited	15	15	14	14	12	-20.0%
Benefits	20	25	42	23	16	-20.0%
Commissions and other expenses	24	18	5	17	(22)	NM
Interest and debt expenses	71	70	71	72	68	-4.2%
Strategic digitization expense	15	15	16	18	12	-20.0%
Total operating expenses	145	143	148	144	86	-40.7%
Income (loss) from operations before taxes	(88)	(85)	(98)	(90)	(48)	45.5%
Federal income tax expense (benefit)	(28)	(19)	(23)	(23)	(1)	96.4%
Income (loss) from operations	$(60)	$(66)	$(75)	$(67)	$(47)	21.7%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$10,512	$9,689	$8,832	$7,731	$7,928	-24.6%
Business acquired (sold) through reinsurance	-	-	-	-	(10)	NM
Cumulative effect from adoption of new accounting standard	-	-	-	-	5	NM
Deferrals	406	427	459	643	435	7.1%
Operating amortization	(209)	(279)	(604)	(262)	(243)	-16.3%
Deferrals, net of operating amortization	197	148	(145)	381	192	-2.5%
Amortization associated with benefit ratio unlocking	(25)	(7)	3	(16)	66	NM
Adjustment related to realized (gains) losses	31	11	(9)	22	58	87.1%
Adjustment related to unrealized (gains) losses	(1,026)	(1,009)	(950)	(190)	1,218	218.7%
Balance as of end-of-period	$9,689	$8,832	$7,731	$7,928	$9,457	-2.4%

DFEL
Balance as of beginning-of-period	$2,769	$2,203	$1,647	$482	$650	-76.5%
Cumulative effect from adoption of new accounting standard	-	-	-	-	4	NM
Deferrals	217	245	264	368	240	10.6%
Operating amortization	(112)	(142)	(547)	(163)	(160)	-42.9%
Deferrals, net of operating amortization	105	103	(283)	205	80	-23.8%
Amortization associated with benefit ratio unlocking	(3)	(1)	-	(2)	8	NM
Adjustment related to realized (gains) losses	3	(3)	(3)	3	17	NM
Adjustment related to unrealized (gains) losses	(671)	(655)	(879)	(38)	620	192.4%
Balance as of end-of-period	$2,203	$1,647	$482	$650	$1,379	-37.4%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,914	$5,676	$5,727	$5,750	$6,382	7.9%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Fixed Annuities
Balance as of beginning-of-period	$21,666	$22,941	$23,836	$24,448	$25,384	17.2%
Gross deposits	1,584	1,298	1,027	1,176	1,058	-33.2%
Full surrenders and deaths	(469)	(501)	(441)	(355)	(400)	14.7%
Other contract benefits	(151)	(135)	(145)	(170)	(156)	-3.3%
Net flows	964	662	441	651	502	-47.9%
Contract holder assessments	(8)	(10)	(10)	(11)	(13)	-62.5%
Reinvested interest credited	319	243	181	296	(133)	NM
Balance as of end-of-period, gross	22,941	23,836	24,448	25,384	25,740	12.2%
Reinsurance ceded	(8,997)	(8,997)	(8,837)	(8,748)	(8,532)	5.2%
Balance as of end-of-period, net	$13,944	$14,839	$15,611	$16,636	$17,208	23.4%

Variable Annuities
Balance as of beginning-of-period	$108,536	$116,514	$119,005	$118,424	$125,492	15.6%
Gross deposits	1,924	2,356	2,434	2,726	2,639	37.2%
Full surrenders and deaths	(1,458)	(1,722)	(1,711)	(1,642)	(1,602)	-9.9%
Other contract benefits	(938)	(919)	(911)	(1,006)	(1,011)	-7.8%
Net flows	(472)	(285)	(188)	78	26	105.5%
Contract holder assessments	(601)	(619)	(636)	(638)	(632)	-5.2%
Change in market value and reinvestment	9,051	3,395	243	7,628	(16,197)	NM
Balance as of end-of-period, gross and net	$116,514	$119,005	$118,424	$125,492	$108,689	-6.7%

Total
Balance as of beginning-of-period	$130,202	$139,455	$142,841	$142,872	$150,876	15.9%
Gross deposits	3,508	3,654	3,461	3,902	3,697	5.4%
Full surrenders and deaths	(1,927)	(2,223)	(2,152)	(1,997)	(2,002)	-3.9%
Other contract benefits	(1,089)	(1,054)	(1,056)	(1,176)	(1,167)	-7.2%
Net flows	492	377	253	729	528	7.3%
Contract holder assessments	(609)	(629)	(646)	(649)	(645)	-5.9%
Change in market value and reinvestment	9,370	3,638	424	7,924	(16,330)	NM
Balance as of end-of-period, gross	139,455	142,841	142,872	150,876	134,429	-3.6%
Reinsurance ceded	(8,997)	(8,997)	(8,837)	(8,748)	(8,532)	5.2%
Balance as of end-of-period, net	$130,458	$133,844	$134,035	$142,128	$125,897	-3.5%

	Lincoln Financial Group
	Retirement Plan Services – Account Value Roll Forwards
	Unaudited (millions of dollars)

		For the Three Months Ended
		3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
	General Account
	Balance as of beginning-of-period	$19,766	$19,914	$20,076	$20,337	$20,558	4.0%
	Gross deposits	458	393	469	663	609	33.0%
	Withdrawals	(519)	(470)	(490)	(682)	(565)	-8.9%
	Net flows	(61)	(77)	(21)	(19)	44	172.1%
	Transfers between fixed and variable accounts	70	97	136	94	587	NM
	Contract holder assessments	(3)	(3)	(3)	(3)	(3)	0.0%
	Reinvestment interest credited	142	145	149	149	149	4.9%
	Balance as of end-of-period	$19,914	$20,076	$20,337	$20,558	$21,335	7.1%

	Separate Account and Mutual Funds
	Balance as of beginning-of-period	$47,289	$51,885	$53,938	$54,227	$58,131	22.9%
	Gross deposits	2,038	1,680	1,765	2,000	2,170	6.5%
	Withdrawals	(2,358)	(1,296)	(1,472)	(1,559)	(1,543)	34.6%
	Net flows	(320)	384	293	441	627	295.9%
	Transfers between fixed and variable accounts	(210)	(141)	(190)	(171)	(610)	NM
	Contract holder assessments	(51)	(52)	(54)	(55)	(54)	-5.9%
	Change in market value and reinvestment	5,177	1,862	240	3,689	(9,793)	NM
	Balance as of end-of-period	$51,885	$53,938	$54,227	$58,131	$48,301	-6.9%

	Total
	Balance as of beginning-of-period	$67,055	$71,799	$74,014	$74,564	$78,689	17.3%
	Gross deposits	2,496	2,073	2,234	2,663	2,779	11.3%
	Withdrawals	(2,877)	(1,766)	(1,962)	(2,241)	(2,108)	26.7%
	Net flows	(381)	307	272	422	671	276.1%
	Transfers between fixed and variable accounts	(140)	(44)	(54)	(77)	(23)	83.6%
	Contract holder assessments	(54)	(55)	(57)	(58)	(57)	-5.6%
	Change in market value and reinvestment	5,319	2,007	389	3,838	(9,644)	NM
	Balance as of end-of-period	$71,799	$74,014	$74,564	$78,689	$69,636	-3.0%

8	Page 20

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
General Account
Balance as of beginning-of-period	$37,289	$37,275	$37,438	$37,582	$38,141	2.3%
Deposits	1,027	1,117	1,137	1,525	996	-3.0%
Withdrawals and deaths	(331)	(195)	(243)	(156)	(380)	-14.8%
Net flows	696	922	894	1,369	616	-11.5%
Contract holder assessments	(1,043)	(1,107)	(1,094)	(1,184)	(1,075)	-3.1%
Reinvested interest credited	333	348	344	374	372	11.7%
Balance as of end-of-period, gross	37,275	37,438	37,582	38,141	38,054	2.1%
Reinsurance ceded	(669)	(666)	(660)	(656)	(649)	3.0%
Balance as of end-of-period, net	$36,606	$36,772	$36,922	$37,485	$37,405	2.2%

Separate Account
Balance as of beginning-of-period	$13,735	$15,346	$15,941	$16,136	$17,646	28.5%
Deposits	510	566	548	888	454	-11.0%
Withdrawals and deaths	(186)	(271)	(215)	(300)	(107)	42.5%
Net flows	324	295	333	588	347	7.1%
Contract holder assessments	(193)	(195)	(197)	(230)	(204)	-5.7%
Change in market value and reinvestment	1,480	495	59	1,152	(3,007)	NM
Balance as of end-of-period, gross	15,346	15,941	16,136	17,646	14,782	-3.7%
Reinsurance ceded	(832)	(844)	(829)	(876)	(712)	14.4%
Balance as of end-of-period, net	$14,514	$15,097	$15,307	$16,770	$14,070	-3.1%

Total
Balance as of beginning-of-period	$51,024	$52,621	$53,379	$53,718	$55,787	9.3%
Deposits	1,537	1,683	1,685	2,413	1,450	-5.7%
Withdrawals and deaths	(517)	(466)	(458)	(456)	(487)	5.8%
Net flows	1,020	1,217	1,227	1,957	963	-5.6%
Contract holder assessments	(1,236)	(1,302)	(1,291)	(1,414)	(1,279)	-3.5%
Change in market value and reinvestment	1,813	843	403	1,526	(2,635)	NM
Balance as of end-of-period, gross	52,621	53,379	53,718	55,787	52,836	0.4%
Reinsurance ceded	(1,501)	(1,510)	(1,489)	(1,532)	(1,361)	9.3%
Balance as of end-of-period, net	$51,120	$51,869	$52,229	$54,255	$51,475	0.7%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/19		As of 12/31/19		As of 3/31/20
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities, net of ACL:
Corporate bonds	$83,208	82.0%	$88,716	80.7%	$85,797	80.3%
U.S. government bonds	423	0.4%	435	0.4%	482	0.5%
State and municipal bonds	5,569	5.5%	5,884	5.4%	5,906	5.5%
Foreign government bonds	453	0.4%	393	0.4%	389	0.4%
Residential mortgage-backed securities	3,414	3.4%	3,241	2.9%	3,271	3.1%
Commercial mortgage-backed securities	885	0.9%	1,083	1.0%	1,119	1.0%
Asset-backed securities	3,484	3.4%	4,889	4.4%	5,086	4.8%
Hybrid and redeemable preferred securities	614	0.6%	559	0.5%	556	0.5%
Total fixed maturity AFS securities, net of ACL	98,050	96.5%	105,200	95.7%	102,606	96.1%
Trading securities	3,314	3.3%	4,673	4.2%	4,019	3.8%
Equity securities	153	0.2%	103	0.1%	83	0.1%
Total fixed maturity AFS securities, net of ACL, and trading and equity securities	$101,517	100.0%	$109,976	100.0%	$106,708	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$92,894	96.6%	$94,295	95.8%	$96,217	96.1%
Trading securities	3,115	3.2%	4,005	4.1%	3,790	3.8%
Equity securities	164	0.2%	123	0.1%	121	0.1%
Total fixed maturity AFS, trading and equity securities	$96,173	100.0%	$98,423	100.0%	$100,128	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		96.1%		96.3%		95.8%
Below investment grade		3.9%		3.7%		4.2%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$38	$44	$50	$52	$51	34.2%
Total excluded realized gain (loss)	(400)	(161)	(61)	(171)	(75)	81.3%
Total realized gain (loss), pre-tax	$(362)	$(117)	$(11)	$(119)	$(24)	93.4%

Reconciliation of Excluded Realized Gain (Loss)
Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(316)	$(128)	$(49)	$(135)	$(60)	81.0%
Benefit ratio unlocking	142	46	(2)	91	(349)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(174)	$(82)	$(51)	$(44)	$(409)	NM

Components of Excluded Realized Gain (Loss) Net
of Benefit Ratio Unlocking, After-Tax
Credit loss expense on mortgage loans on real estate	$-	$-	$-	$-	$(51)	NM
Credit loss expense on other financial assets	-	-	-	-	(16)	NM
OTTI	(6)	(3)	(2)	(1)	-	100.0%
Realized gain (loss) related to certain financial assets	(15)	(7)	(12)	(11)	13	188.6%
Gain (loss) on the mark-to-market on equity investments	5	1	(14)	6	(14)	NM
Gain (loss) on the mark-to-market on certain instruments	(94)	(28)	19	9	38	140.4%
Realized gain (loss) related to financial assets, after-tax	(110)	(37)	(9)	3	(30)	72.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(15)	(19)	(65)	2	(496)	NM
GLB non-performance risk component	(27)	(2)	43	(55)	147	NM
Total variable annuity net derivative results	(42)	(21)	(22)	(53)	(349)	NM
Indexed annuity forward-starting option	(22)	(24)	(20)	6	(30)	-36.4%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(174)	$(82)	$(51)	$(44)	$(409)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	Change
Revenues
Total revenues	$3,965	$4,310	$4,638	$4,344	$4,425	11.6%
Less:
Excluded realized gain (loss)	(400)	(161)	(61)	(171)	(75)	81.3%
Amortization of DFEL associated with
benefit ratio unlocking	3	1	(1)	2	(9)	NM
Adjusted operating revenues	$4,362	$4,470	$4,700	$4,513	$4,509	3.4%

Net Income
Net income (loss)	$252	$363	$(161)	$431	$52	-79.4%
Less:
Excluded realized gain (loss), after-tax	(316)	(128)	(49)	(135)	(60)	81.0%
Benefit ratio unlocking, after-tax	142	46	(2)	91	(349)	NM
Net impact from the Tax Cuts and Jobs Act	-	-	-	17	-	NM
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(15)	(33)	(31)	(24)	(4)	73.3%
Gain (loss) on early extinguishment of debt, after-tax	-	-	(33)	-	-	NM
Total adjustments	(189)	(115)	(115)	(51)	(413)	NM
Adjusted income (loss) from operations	$441	$478	$(46)	$482	$465	5.4%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.22	$1.79	$(0.83)	$2.15	$0.15	-87.7%
Less:
Excluded realized gain (loss), after-tax	(1.54)	(0.63)	(0.24)	(0.68)	(0.30)	80.5%
Benefit ratio unlocking, after-tax	0.69	0.22	(0.01)	0.46	(1.77)	NM
Net impact from the Tax Cuts and Jobs Act	-	-	-	0.08	-	NM
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.07)	(0.16)	(0.16)	(0.12)	(0.02)	71.4%
Gain (loss) on early extinguishment of debt, after-tax	-	-	(0.17)	-	-	NM
Adjusted income (loss) from operations	$2.14	$2.36	$(0.25)	$2.41	$2.24	4.7%